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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2006

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                         CYCLACEL PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        0-50626                91-1707622
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                     150 JOHN F. KENNEDY PARKWAY, SUITE 100
                              SHORT HILLS, NJ 07078
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 847-5955

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.05  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
           PROVISION OF THE CODE OF ETHICS

         On April 17, 2006, Spiro Rombotis, the President and Chief Executive
Officer of Cyclacel Pharmaceuticals, Inc. (the "Company") purchased 100 shares of common stock of the Company (the "Purchase") for the purpose of monitoring the stock and the timely distribution of corporate information to stockholders.
When the Company became publicly traded following a transaction in which Xcyte
Therapies, Inc. ("Xcyte") acquired Cyclacel Limited on March 27, 2006, the
Company retained the corporate policies of Xcyte, including the Code of Business
Conduct and Ethics (the "Code"). The Code provides, in relevant part, that certain employees may not engage in transactions involving the Company's securities during certain specified blackout periods. Mr. Rombotis was not aware that the insider trading policy of Xcyte, as contained in the Code, applied to the Purchase. An executive officer of the Company became aware of the Purchase on May 14, 2006, and on May 17, 2006, the Audit Committee convened to discuss the facts surrounding the Purchase and the relevant provisions of the Company's insider trading policy referenced in the Code. After due consideration, the
Audit Committee determined that a one-time waiver of the relevant provisions of the Company's Code, as they relate to the Purchase, is appropriate because of the de minimis nature of the Purchase and that Mr. Rombotis' violation of the
Code was inadvertent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYCLACEL PHARMACEUTICALS, INC.
Dated: May 18, 2006

                                 By:  /s/ Paul McBarron
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                                      Name:  Paul McBarron
                                      Title: Executive Vice President, Finance &
                                             Chief Operating Officer